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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               January 15, 1999


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

        New Jersey                      1-1-432                 22-2429994
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(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number              Identification
incorporation                                               Number


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  732-676-1200








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         (Former name or former address, if changed from last report)

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                                    - 2 -

        Item 5. Other Events
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                Roberts Pharmaceutical Corporation yesterday afternoon presented at the 17th annual Hambrecht & Quist Healthcare Conference in San Francisco.
The Company's presentation at this meeting of investment managers reflected Roberts' optimism over its long-term growth prospects.

        Based on currently available information, Roberts expects strong incremental annual growth over the next few years to be supported by anticipated increased market penetration of its new high-margin products Agrylin(R), ProAmatine(R), and Pentasa(R).

        Revenue growth should be further enhanced by potential acquisitions of in-market products and future product flow from the development pipeline. With regard to the former, the company actively pursues opportunities to acquire high-potential, but under-promoted drugs that can add to both its top and bottom lines, enhance cash flow, complement its pipeline programs, and are consistent with its marketing strengths.

        Roberts believes that annual growth in profitability over the coming years should be driven by a combination of factors including anticipated growth in revenues, further strengthening in gross profit margins, and additional reductions in sales, general, and administration (SG&A) expenses as a percentage of revenues.

        The Company's product pipeline includes several compounds in late-stage development that collectively represent potential future U.S. sales estimated at over $1.5 billion. Many of these products also represent worldwide opportunities for Roberts.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROBERTS PHARMACEUTICAL CORPORATION
                                             ----------------------------------
                                                       (Registrant)


Date:  January 19, 1999                      By:  /s/ Anthony A. Rascio
                                                  -----------------------------
                                                  Anthony A. Rascio
                                                  Vice President

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                                     - 3 -


FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.